FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 2, 2005
                                                   -----------------------------

                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                     000-50990               13-3894120
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(State or other jurisdiction or     Commission File           (IRS Employer
   incorporation)                       Number:              Identification No.)

     120 Broadway, 14th Floor, New York, NY                       10271
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 655-2000
                                                     ---------------------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.133-4(c))


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Item 5.02 Appointment of Principal Officer

     On June 2, 2005 the Company announced the appointment of Gary S. Maier as Senior Vice President & Chief Underwriting Officer, who will report to Michael
H. Lee, Tower Group, Inc.'s President & Chief Executive Officer. A copy of the press release is included as exhibit 99.1 to this report.


Item 9.01 Financial Statements and Exhibits


     (c)  The following exhibit is filed as part of this report.


Number                            Description
---------------------------------------------
99.1           Copy of press release  issued by Tower Group,  Inc. dated June 2,
               2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         Tower Group, Inc.
                                               --------------------------------
                                                       (Registrant)

Date  June 2, 2005
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                                    /s/ Steven G. Fauth
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                                                   (Signature)
                                    Steven G. Fauth
                                    Senior Vice President, Secretary and General
                                    Counsel